February 25, 1997

Mr. Richard A. Redeker, President
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4072

Dear Mr. Redeker:

This is to confirm that the client-auditor relationship between Deloitte & Touche llp and the following Prudential Mutual Funds has been terminated:

     The BlackRock Government Income Trust
     Global Utility Fund, Inc.
     Prudential Allocation Fund
     Prudential California Municipal Fund
     Prudential Distressed Securities Fund,
Inc.
     Prudential Diversified Bond Fund, Inc.
     Prudential Dryden Fund
     Prudential Equity Income Fund
     Prudential Europe Growth Fund, Inc.
     Prudential Global Limited Maturity
Fund, Inc.
     Prudential Institutional Liquidity
Portfolio, Inc.
     Prudential Jennison Series Fund, Inc.
     Prudential MoneyMart Assets, Inc.
     Prudential Multi-Sector Fund, Inc.
     Prudential Municipal Bond Fund
     Prudential Municipal Series Fund
     Prudential Pacific Growth Fund, Inc.
     Prudential Special Money Market Fund,
Inc.
     Prudential Structured Maturity Fund,
Inc.
     Prudential World Fund, Inc.
     The Global Total Return Fund, Inc.
     The Target Portfolio Trust

Yours very truly,

DELOITTE & TOUCHE LLP
New York, New York


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 5th Street, N.W.
     Washington, D.C.  20549







February 25, 1997

Mr. Douglas McCorkindale, President
First Financial Fund, Inc.
The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4072

Dear Mr. McCorkindale:

This is to confirm that the client-auditor relationship between Deloitte & Touche llp and the following Prudential Mutual Funds has been terminated:

     First Financial Fund, Inc.
     The High Yield Plus Fund, Inc.

Yours truly,

DELOITTE & TOUCHE LLP
New York, New York


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 5th Street, N.W.
     Washington, D.C.  20549











April 16, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs:

We have read and agree with the comments contained in the attached letter dated April
16, 1997.

Yours truly,

DELOITTE & TOUCHE LLP
New York, New York